Supplement to the
Fidelity® Low Duration Bond Factor ETF
December 30, 2024
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Van Eswara (Co-Portfolio Manager) has managed the fund since 2025.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Van Eswara is Co-Portfolio Manager of Fidelity® Low Duration Bond Factor ETF, which he has managed since 2025. He also manages other funds. Since joining Fidelity Investments in 2003, Mr. Eswara has worked as a trader and portfolio manager.
Richard Munclinger no longer serves as Co-Portfolio Manager of the fund.
LDE-PSTK-1025-104 1.9900301.104	October 3, 2025